SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 20, 2003


                              NMXS.com, INC.
            (Exact Name of Registrant as Specified in Charter)


DELAWARE                      333-30176           91-1287406
(State or Other Jurisdiction  (Commission         (IRS Employer
of Incorporation)             File Number)        Identification No.)

5041 INDIAN SCHOOL ROAD NE, SUITE 200, ALBUQUERQUE, NM      87110
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (505) 255-1999

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(2) The Company engaged Beckstead and Watts, LLP as its new independent accountant effective January 20, 2003.

     During the Company's two most recent fiscal years and through the date of this report, neither the Company, nor anyone on its behalf, has consulted with Beckstead and Watts, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Beckstead and Watts LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7.  EXHIBITS

     (c) The following exhibit is furnished with this report in accordance with the provisions of Item 601 of Regulation S-B:

     Exhibit No.    Description of Exhibit                       Location

     16             Letter from Beckstead and Watts, LLP
                    to the Securities and Exchange Commission    Attached


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NMXS.com, Inc.

Date:  January 21, 2003                 By /s/ Richard Govatski
                                           Richard Govatski, President